UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21982
                                                    ----------------------------

                Claymore/Guggenheim Strategic Opportunities Fund
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
            ---------------------------------------------------------
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (630) 505-3700
                                                          ----------------------

                         Date of fiscal year end: May 31
                                                 -------

                   Date of reporting period: November 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

       SEMIANNUAL
           REPORT
November 30, 2008
      (Unaudited)

                                                        Claymore/Guggenheim|
                                                                           | GOF
                                               Strategic Opportunities Fund|


                               LOGO:CLAYMORE(SM)             LOGO: GUGGENHEIM(R)
                                                            www.claymore.com/gof
                                                  ... YOUR WINDOW TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Photo: Claymore/Guggenheim Strategic Opportunities Fund website page

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/GOF, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Guggenheim Partners Asset Management, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dear SHAREHOLDER|

We thank you for your investment in the Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"). This report covers the Fund's performance for the semi-annual period ended November 30, 2008. This has been an extraordinarily difficult time for all investors and we are disappointed to report that the Fund's return was negative for the period. However, given the Fund's objective and investment strategy, we believe that it has performed well considering the extremely challenging economic and investment environment that has existed since it was launched. We believe this is a testament to our rigorous process of individual security selection in addition to our commitment to keeping the Fund highly diversified.

The Fund's investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund's sub-adviser is Guggenheim Partners Asset Management, Inc. ("GPAM" or "Sub-Adviser"), a wholly owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). GPAM seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. As of November 30, 2008, Guggenheim managed or supervised more than $100 billion in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the semi-annual period ended November 30, 2008, the Fund provided a total return based on market price of -35.12% and a return of -26.24% based on NAV. The closing price of the Fund's shares as of November 30, 2008, was $10.15, which represented a discount of 16.46% to the Fund's NAV of $12.15. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices significantly below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time and effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.



                                         SemiAnnual Report | November 30, 2008 3

GOF | Claymore/Guggenheim Strategic Opportunities Fund | DEAR SHAREHOLDER continued

During the semi-annual period ended November 30, 2008, the Fund paid six monthly dividends of $0.154 per share. The current monthly dividend of $0.154 per share represents an annualized distribution rate of 18.21% based on the Fund's closing market price of $10.15 as of November 30, 2008.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on GPAM's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/gof or www.claymore.com/cef.

Sincerely,
/s/J. Thomas Futrell
J. Thomas Futrell
Claymore/Guggenheim Strategic Opportunities Fund


4 SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
QUESTIONS & ANSWERS|

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, Inc. ("GPAM" or the "Sub-Adviser"). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, CFA, Managing Director; Shahab Sajadian, CFA, Director of Risk Management; and Eric Silvergold, Managing Director. In the following interview, the investment team discusses the market environment and the Fund's performance during the semi-annual period ended November 30, 2008.

================================================================================
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND THE
WAY IT IS MANAGED?
The Fund's investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved however.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities ("income securities") selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments ("common equity securities") that the Fund's Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. We believe that we can reduce the volatility (risk) of the Fund by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

o The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as "junk bonds").

o The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

o The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

o The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of the Fund's total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("the 1940 Act") to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPAM's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as GPAM's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of senior securities such as preferred shares; through borrowing or the issuance of commercial paper or other forms of debt; through reverse repurchase agreements, dollar rolls or similar transactions; or through a combination of the foregoing (collectively "Financial Leverage"). The aggregate amount of Financial Leverage, if any, is not expected to exceed 33(1)/3% of the Fund's total assets after such issuance; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.

Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.



                                       SemiAnnual Report | November 30, 2008 | 5

GOF | Claymore/Guggenheim Strategic Opportunities Fund l QUESTIONS & ANSWERS continued

================================================================================
PLEASE TELL US ABOUT THE MARKET ENVIRONMENT OVER THE
LAST SIX MONTHS.
In the Fund's previous annual report, issued after the end of the Fund's fiscal year on May 31, 2008, we discussed the financial crisis that began as a correction in the subprime mortgage market in late 2007. We cited investors' increasing discomfort with risk, the illiquidity and volatility of global securities markets, and of massive de-leveraging. After policy makers engineered a rescue for The Bear Stearns Companies Inc. in March 2008, non-government bonds and equities rallied strongly. At the time it appeared that markets might have bottomed.

Following a two-month long rally in the financial markets that ended in May, the financial crisis became much worse over the next six months. Investors fled risk in a wholesale manner and indiscriminately sold securities with little consideration for their intrinsic value. Essentially all securities that do not have explicit or implicit guarantee from the U.S. government have traded at extremely low valuations that we believe, in many instances, do not reflect the value that will ultimately be realized.

Over the six-month period ended November 30, 2008, U.S. Treasury Bonds were the best performing asset class; the Barclays Treasury Composite Index1 returned 8.46%. In contrast, non-government bonds performed poorly. For example, investment grade corporate bonds as measured by the Barclays U.S. Corporate Bond Index2 returned -10.81% for the period, while the Barclays Aggregate Bond Index3, which is a proxy for the investment grade bond market, returned 0.25% for the period. The Standard & Poor's 500 Index4 (the "S&P 500"), which is generally regarded as a good indicator of the broad stock market, returned -35.20%. World equity markets performed even worse than the US market; the MSCI World Index5, which measures performance of world equity markets, returned -40.79%. Indices are unmanaged and it is not possible to invest directly in an index.

The single event that had the greatest impact on the financial markets for this reporting period occurred in mid-September, when Lehman Brothers Holdings Inc. filed for bankruptcy. At GPAM we had come to the conclusion that allowing Lehman Brothers to fail would create massive turmoil throughout the global financial markets, which is exactly what happened in the wake of Lehman's bankruptcy filing. We believed that policymakers were aware of this as well and would act to avoid such an outcome. It is not clear why Lehman was allowed to fail without any attempts by policy makers to, at the very least, unwind Lehman in an orderly manner. It may have been due to the significant criticism that U.S. Treasury Secretary Henry Paulson and Federal Reserve Board (the "Fed") Chairman Ben Bernanke had received from Congress and the public for engineering a rescue of Bear Stearns that committed $30 billion of taxpayer money via the Fed in order to get J.P. Morgan to agree to purchase Bear Stearns. Paulson and Bernanke's lack of action with regard to Lehman perhaps represented a yielding to pressure from elected officials whose constituents were unhappy with a bail-out that many believed benefited only Wall Street, while failing to recognize its benefits for the general public. After Lehman's failure, lending essentially ceased, as financial institutions exhibited no confidence in one another. In each of the months of September and October, broad bond indices such as the Barclays U.S. Corporate Bond Index (this index is a proxy for the U.S. investment grade corporate sector), had worse performance relative to Treasury securities than they have ever had for any full year period since the indices have existed.

Subsequent to the failure of Lehman Brothers, which proved to have a dramatically negative effect on markets, U.S. policy makers have indicated that they will not allow a systemically important institution to fail, and they have injected capital into almost every major financial institution and into many smaller ones as well. In addition, in order to gain access to funds from the $700 billion Troubled Asset Relief Program ("TARP")--the fundamental component of the Emergency Economic Stabilization Act of 2008 that gives broad authority to the Secretary of the Treasury to purchase troubled assets--a number of non-bank institutions, such as American Express Company, The Goldman Sachs Group, Inc., Morgan Stanley, and GMAC, LLC, have converted to bank holding companies. Among other benefits, bank holding companies have access to capital from the government and are eligible to issue debt, subject to certain limitations, guaranteed by the Fed. We believe that the Fed and the U.S. Treasury will continue to aggressively pursue the policy actions they have put into place and to introduce new policies in order to return the credit markets to a more normal level of activity. Properly functioning credit markets are essential for the health of the U.S. economy.

1 The Barclays Treasury Composite Index is an unmanaged index of U.S. Treasury securities.

2 The Barclays U.S. Corporate Bond Index is an unmanaged index of bonds issued by U.S. corporations.

3 The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4 The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

5 The Morgan Stanley Capital International ("MSCI") World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

6 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund l QUESTIONS & ANSWERS continued

================================================================================
HOW DID THE FUND PERFORM IN THIS DIFFICULT ENVIRONMENT?
Given the Fund's objective and investment strategy, we believe that it has performed well considering the very difficult environment that has existed since it was launched. We believe this is a testament to our rigorous process of individual security selection in addition to our commitment to keeping the Fund highly diversified. All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended November 30, 2008, the Fund returned -26.24% on an NAV basis and -35.12% on a market price basis. The closing price of the Fund's shares as of November 30, 2008, was $10.15, which represented a discount of 16.46% to the NAV of $12.15.

The market value of the Fund's shares fluctuates from time to time and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

Although it is always disappointing to report negative returns, we are pleased that the Fund has outperformed the S&P 500 on an NAV basis since its inception and has had volatility or risk of less than one-third the level of the S&P 500. The Fund's volatility has been much more in line with the risk of fixed income securities. This is an important achievement, since one goal of the Fund is to provide long-term returns in line with equity returns but with volatility is closer to that of bonds. (For the period from the Fund's inception date of July 27, 2007, through November 30, 2008, the Fund's NAV return on an annualized basis was -21.05%. compared with return of -29.61% for the S&P 500. Over this same period, the Fund's annualized volatility has been approximately 10.5%. This compares with annualized volatility of the Barclays Aggregate Bond Index (a proxy for bonds) of approximately 5.5% and volatility of the S&P 500 Index of approximately 35% over the same period. The volatility is measured by calculating the standard deviation of the percentage changes in the Fund's daily NAV and then annualizing them. The relatively low volatility of the Fund's NAV is attributable to its high level of diversification across many different asset classes.

During the six-month period ended November 30, 2008, the Fund paid monthly dividends of $0.154 per share. On an annualized basis, the current monthly dividend represents distribution rate of 18.21% based on the closing market price of $10.15 as of as of November 30, 2008. Past performance is not a guarantee of future results.

================================================================================
HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES THIS PERIOD, AND HOW DID THESE INVESTMENTS PERFORM?
Broadly speaking, on November 30, 2008 the Fund had 84% of its assets in fixed income securities and 16% in equities. The Fund's average credit quality was Single A, and less than 18% of its holdings were rated below investment grade. At GPAM, we track a large number of equity and fixed income asset classes and, in constructing this portfolio, we have sought to use investments that historically have had low correlations to one another. At the end of the period, the Fund remains highly diversified, with exposure to over one dozen broad sector classifications and dozens of subsectors of the major sectors. We have attempted to optimize the portfolio by analyzing the historical returns generated by GPAM's management team in each sector, the volatility of each sector and the correlations among the sectors. We do this in an effort to reduce the risk of the portfolio while providing the opportunity for an attractive long-term return to our investors.

Correctly anticipating a flight to quality, when the Fund was established, we committed a substantial portion of the Fund's assets to U.S. Government and Agency securities. These securities performed very well during the Fund's first fiscal year, which ended May 31, 2008. By the beginning of the current fiscal year, we had reduced this position to approximately 15% of total investments and at the end of the period, U.S. Government and Agency securities comprised about 6% of the portfolio. As the market became even more risk-averse, these government-backed securities were by far the best performing asset class in the portfolio. More recently, in September we purchased some 30-year U.S. Treasury bonds, and they have provided a return in excess of 13% in the short time we have owned them. Since the current level of yields on most Government securities are very low and we believe not attractive from a long term investor's standpoint, we have been selling these securities to book gains and then purchasing Non-Government securities that, in our opinion, offer more attractive long term return potential.

Due to extreme market illiquidity, risk aversion, and the forced deleveraging of many investors, essentially all non-government debt securities posted sharply negative returns. As a result, the Fund's holdings in commercial mortgage-backed securities ("CMBS"), preferred securities, bank loans, asset-backed securities ("ABS") and high yield bonds were all negatively impacted.

                                       SemiAnnual Report | November 30, 2008 | 7

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

Among securities other than government-related issues, the best performing asset class was event-linked securities, which provide investors with high return potential in exchange for effectively providing reinsurance for insurance and reinsurance companies. The bonds can be tied to any number of events; however, the most common types of event-linked securities are tied to the occurrence of a major hurricane, earthquake or pandemic that results in extreme catastrophic losses to insurers. These securities provide attractive yields and, in addition, reduce the Fund's overall level of risk due to their low correlations to most other fixed income and equity-related asset classes. Their relatively strong performance during this difficult period provides further confirmation of the value of diversification across a wide range of asset classes.

================================================================================
HOW DID THE FUND'S LEVERAGE AFFECT PERFORMANCE DURING
THIS PERIOD?
The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Since leverage adds to performance only when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fundtotal return during this period. The use of leverage did, however, increase the amount of income available to pay the monthly dividend because the income earned (interest income, dividend income and equity call premiums) on the investments purchased with the borrowed funds exceeded the cost of the borrowings.

Since the Fund's inception, we have employed leverage through reverse repurchase agreements, under which we lend securities and receive cash in return which can be used for additional investments. In November, we were able to arrange a new financing facility through BNP Paribas, a leading European bank. We consider this a major accomplishment, since it is very difficult to secure committed financing in this environment. We believe that this facility, which will be used to reduce outstanding reverse repurchase agreements, will provide the Fund a more reliable source of leverage to be used in the management of the Fund.

================================================================================
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?
Despite the abundant negatives, we are optimistic about the future, although we do not expect a quick recovery. On December 1, 2008, the Business Cycle Dating Committee of the National Bureau of Economic Research made the official announcement that the U.S. economy is in a recession, and that the recession began in December 2007. We believe that annualized real growth in gross domestic product will be in the range of -5% to -6% in the fourth quarter of 2008 and the first quarter of 2009. In the second quarter of 2009 we expect to see some moderation in the pace of decline and by the second half of 2009, we expect to see some improvement in economic trends. Typically, the economy begins to pick up about 18 months after the first easing of monetary policy by the Fed, which occurred in September 2007. If this recovery follows that pattern, we should see some signs of a recovery by the second or third quarter of 2009.

We believe that the Fed and the U.S. Treasury Department will do whatever is necessary to return credit markets to normalcy and to stimulate economic growth. In December 2008, the Fed lowered short-term interest rates effectively to zero, and we believe they will implement policies that have not been used since the 1930s and 1940s to keep not just short-term rates but also long-term rates at low levels. We also are expecting greater efforts to push mortgage rates down. Not only will the Fed and the U.S. Treasury Department be buying mortgages outright; we believe they will drive 30-year fixed rate mortgage rates below 5% and maybe as low as 4% to cause a wave of refinancing in addition to increasing the level of home affordability for buyers. That should lower the default rate and help to stabilize real estate values, which should help mitigate the losses that financial institutions are taking. That, in turn, should begin to stimulate lending, which is so essential to our credit-based economy. In addition to the highly stimulative monetary policy, we expect fiscal stimulus in the form of government spending programs under the new Democratically-controlled Congress and White House. The stimulus package is expected to be greater than $750 billion and we believe will likely be spent over a two-year period. In our opinion, policy makers are more likely to over-stimulate the economy to ensure a recovery. The monetary and fiscal stimulus that is being introduced will likely create higher inflation, but that will be a problem that will take several years to

8 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

unfold. Over the near term, the battle is to avoid a large scale collapse of prices.

We also expect changes in law or regulations to avoid future episodes similar to what we have experienced, where a confluence of factors including overly easy credit and lax oversight lead to the financial crisis we have experienced.

As the name indicates, this is an opportunistic fund and we are finding some good opportunities in the current market. We believe that many assets are priced below their intrinsic long-term value because of investors' fear of risk. We have been selectively adding to positions in asset classes such as non-agency mortgage-backed securities, asset-backed securities, corporate securities and commercial mortgage-backed securities. There has been a wholesale flight of investors from these sectors, to the point that securities with strong credit profiles can be bought at extraordinarily valuations. However there is no guarantee that the perceived intrinsic value will be realized.

                                       SemiAnnual Report | November 30, 2008 | 9

GOF | Claymore/Guggenheim Strategic Opportunities Fund l QUESTIONS & ANSWERS continued

================================================================================
RISKS AND OTHER CONSIDERATIONS
No representation or warranty is made by Guggenheim Partners or any of their related entities or affiliates as to the sufficiency, relevance, importance, appropriateness, completeness, or comprehensiveness of the market data, information or summaries contained herein for any specific purpose. The views expressed in this presentation are the views of the GPAM and are subject to change based on market and other conditions. The opinions expressed may differ from those of other entities affiliated with GPAM that use different investment philosophies.

All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy of, nor liability for, decisions of any potential investors based on such information. There is no guarantee that Guggenheim Partners will make the investments as discussed herein. The illustrations are intended solely as tool to assist in consideration of various potential asset allocations for a client's account.

Past performance of indices of asset classes does not represent actual returns or volatility of actual accounts or investment managers, and should not be viewed as indicative of future results. The benchmarks used are for purposes of comparison and should not be understood to mean that there will necessarily be a correlation between the portrayed returns herein and these benchmarks. The investments discussed may fluctuate in price or value. Investors may get back less than they invested.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

BELOW INVESTMENT-GRADE SECURITIES RISK: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as "high-yield" or "junk" bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

SENIOR AND SECOND LIEN SECURED LOANS RISK: The Fund's investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

STRUCTURED FINANCE INVESTMENTS RISK: Structured finance investments entail considerable risk, including market risk, credit risk, interest-rate risk and prepayment risk. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

MEZZANINE INVESTMENTS RISK: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

PREFERRED STOCK RISK: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

CONVERTIBLE SECURITIES RISK: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

EQUITY RISK: Common equity securities' prices fluctuate for a number of reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

REAL ESTATE SECURITIES RISK: Because of the Fund's ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund's ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

PERSONAL PROPERTY ASSET COMPANY RISK: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

INFLATION/DEFLATION RISK: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

DIVIDEND RISK: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

DERIVATIVES RISK: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund's investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of

l0 SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund's return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

FOREIGN SECURITIES AND EMERGING MARKETS RISK: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

FINANCIAL LEVERAGE RISK: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund's Covered Call Option Strategy, Risks of Real Property Asset Companies, Risks of Personal Property Asset Companies, Private Securities Risk, Derivative Transactions Risks, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.claymore.com/gof for a more detailed discussion about Fund risks and considerations.

                                      SemiAnnual Report | November 30, 2008 | 11

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Fund SUMMARYlAS OF NOVEMBER 30, (2008) (unaudited)


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                               $10.15
Common Share Net Asset Value                                              $12.15
Premium/Discount to NAV                                                  -16.46%
Net Assets Applicable to Common Shares ($000)                           $110,624
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 7/27/07)                        MARKET                            NAV
--------------------------------------------------------------------------------
Six Month                                 -35.12%                        -26.24%
One Year                                  -31.77%                        -29.42%
Since Inception - average annual          -32.58%                        -21.05%
--------------------------------------------------------------------------------
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.
                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
DIAMONDS Trust, Series 1                                                    3.7%

United States Treasury Bond
4.500%, 5/15/38                                                             3.6%

SPDR Trust, Series 1                                                        3.6%

Ultra S&P500 ProShares                                                      3.2%

Freddie Mac
6.000%, 6/15/17 to 3/2/22, Notes                                            1.9%

Powershares QQQ                                                             1.5%

Dunkin Securitization, Ser. 2006-1, Class A2
5.779%, 6/20/31                                                             1.5%

Svensk Exportkredit AB
6.375%, 10/29/49, Subordinated Notes                                        1.2%

TCW Global Project Fund, Ser. 2004-1A, Class A1
5.653%, 6/15/16                                                             1.2%

Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A, Class A1
2.493%, 11/21/40                                                            1.2%
--------------------------------------------------------------------------------
Portfolio composition and holdings are subject to change daily. For more information, please visit www.claymore.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line chart:
Share Price & NAV History
11/30/07 16.82    19.24
         16.91    19.24
         16.99    19.23
         17       19.25
         16.97    19.24
         17.07    19.22
         17.04    19.19
         17       19.22
         16.76    19.08
         16.55    19.05
         16.53    18.99
         16.2     18.96
         16.64    19.01
         16.79    19.04
         17.09    19.06
         17.61    19.03
         17.64    19.12
         17.83    19.03
         17.9     19.03
         17.78    19.1
         17.72    19.11
         17.95    19.16
         18.16    19.15
         17.74    19.05
         17.48    19.07
         17.12    19.03
         17.49    19.06
         17.59    19.04
         17.43    18.88
         17.64    18.95
         17.67    18.93
         17.73    18.87
         17.7     18.77
         17.63    18.79
         17.16    18.81
         17.49    18.9
         17.75    18.81
         17.67    18.78
         17.66    18.84
         17.7     18.8
         17.68    18.75
         17.7     18.74
         17.83    18.83
         17.69    18.79
         17.69    18.72
         17.69    18.58
         17.82    18.49
         18.02    18.49
         18.14    18.45
         18.25    18.37
         17.76    18.23
         17.07    18.12
         17.3     18.15
         17.23    18.19
         17.33    18.08
         17.02    18.13
         17.05    18.16
         17.09    18.15
         17.06    18.2
         17.24    18.19
         17.29    18.21
         17.27    18.18
         17.64    18.14
         17.69    18.13
         17.68    17.91
         17.25    17.7
         16.92    17.68
         17.07    17.56
         17       17.58
         16.76    17.43
         16.44    17.41
         16.6     17.35
         16.11    17.21
         16.05    17.34
         15.91    17.35
         15.85    17.42
         16.08    17.42
         16.05    17.39
         16.1     17.38
         15.9     17.36
         15.87    17.37
         16.1     17.4
         16.52    17.48
         16.37    17.43
         16.43    17.44
         16.59    17.5
         16.69    17.54
         16.4     17.54
         16.26    17.58
         16.38    17.59
         16.19    17.42
         16.09    17.37
         16.02    17.34
         16.25    17.31
         16.17    17.28
         16.14    17.35
         16.04    17.44
         16.03    17.42
         16.3     17.46
         16.3     17.42
         16.5     17.4
         16.66    17.45
         16.73    17.49
         16.6     17.55
         16.82    17.64
         16.84    17.65
         16.63    17.66
         17       17.66
         16.89    17.63
         16.96    17.68
         16.95    17.7
         16.9     17.76
         16.67    17.52
         16.58    17.51
         16.6     17.59
         16.77    17.64
         16.73    17.69
         16.78    17.69
         16.65    17.62
         16.86    17.54
         16.67    17.51
         16.74    17.48
         16.85    17.44
         16.52    17.47
         16.78    17.52
         16.92    17.52
         17.01    17.52
         16.94    17.52
         16.98    17.53
         17.06    17.46
         16.82    17.41
         16.62    17.31
         16.4     17.09
         16.3     17.05
         16.57    17.06
         16.51    17.08
         16.65    17.1
         16.32    17.12
         16.41    17.12
         16.29    17.04
         16       16.99
         15.75    17.01
         15.82    17.01
         15.81    16.88
         15.4     16.88
         15.1     16.88
         15.3     16.83
         15.27    16.76
         15.4     16.76
         15.33    16.77
         15.44    16.79
         15.29    16.81
         15.25    16.85
         14.8     16.57
         14.43    16.51
         14.36    16.46
         14.52    16.54
         14.73    16.48
         14.55    16.38
         14.45    16.42
         14.81    16.45
         14.82    16.48
         14.75    16.51
         15.02    16.47
         14.93    16.46
         15.2     16.54
         15.02    16.56
         14.96    16.52
         15.33    16.54
         15.47    16.52
         15.61    16.51
         15.61    16.5
         15.67    16.51
         15.66    16.55
         15.74    16.43
         15.61    16.48
         15.46    16.3
         15.51    16.37
         15.77    16.44
         15.81    16.39
         15.82    16.3
         15.72    16.31
         15.4     16.3
         15.48    16.35
         15.52    16.32
         15.42    16.35
         15.14    16.35
         15.33    16.39
         15.61    16.35
         15.31    16.35
         15.49    16.37
         15.68    16.48
         16.13    16.33
         15.89    16.39
         15.7     16.28
         15.93    16.29
         15.29    16.17
         14.92    16.12
         13.96    15.93
         13.13    15.89
         12.35    15.66
         12.5     15.74
         13.03    15.71
         12.75    15.57
         12.96    15.51
         12.98    15.46
         12.95    15.42
         12.5     15.37
         10.45    15.16
         11.16    15.19
         12.19    15.17
         12.12    14.9
         12.09    14.84
         11.27    14.73
         10.72    14.53
         10.48    14.26
         9.3      14.22
         10.31    13.72
         11.43    14.02
         12.85    14.02
         11.88    13.6
         11.73    13.74
         12.08    13.72
         12.81    13.89
         12.84    14
         12.74    13.98
         12.8     13.99
         12.98    13.69
         12.68    13.5
         12.43    13.66
         12.38    13.64
         12.6     13.74
         12.43    13.71
         12.42    13.63
         12.91    13.8
         12.63    13.74
         12.45    13.53
         12.55    13.58
         12.5     13.57
         12.42    13.53
         11.61    12.89
         11.49    12.91
         11.2     12.8
         10.8     12.49
         10.19    12.35
         9.21     12.16
         8.05     11.89
         8.11     12.03
         8.9      11.83
         9.1      12
         9.74     12.1
11/30/08 10.15    12.14

Bar chart:
Monthly Dividends Per Share
Dec     0.142
Jan 08  0.154
Feb     0.154
Mar     0.154
Apr     0.154
May     0.154
Jun     0.154
Jul     0.154
Aug     0.154
Sep     0.154
Oct     0.154
Nov     0.154

Pie chart:
Portfolio Composition (% of Total Investments)
Asset Class
-----------------------------------------------------------
Asset Backed Securities                               28.4%
Corporate Bonds                                       18.1%
Collateralized Mortgage Obligations                   15.3%
Term Loans                                            15.2%
U.S. Government & Agency Securities                    6.0%
Exchange-Traded Funds                                 14.0%
Preferred Stock                                        2.6%
Common Stock                                           0.4%
-----------------------------------------------------------

Pie chart:
Credit Quality*
-----------------------------------------------------------
AAA (Includes U.S.
Government Obligations)                               23.9%
AA                                                    15.7%
A                                                     16.3%
BBB                                                   10.7%
BB                                                     7.4%
B                                                      8.9%
CCC                                                    0.1%
CC                                                     0.1%
Common Stock/Other                                    16.9%
-----------------------------------------------------------

*Represents higher of either S&P, Moody's or Fitch as a percentage of long term investments
-----------------------------------------------------------

12 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Portfolio of INVESTMENTS | NOVEMBER 30, 2008 (UNAUDITED)


PRINCIPAL                                                         OPTIONAL CALL
   AMOUNT   DESCRIPTION                                                PROVISION                VALUE
=====================================================================================================
            LONG-TERM INVESTMENTS - 144.7%
            CORPORATE BONDS - 26.2%
            AIRLINES - 2.2%
$1,467,973  America West Airlines, Inc., Ser. 01-1, A, Baa1
            7.100%, 4/2/21, Pass Thru Certificates (a)                      N/A       $     1,198,379

   934,936  Delta Air Lines, Inc., A-, Baa1
            6.821%, 8/10/22, Pass Thru Certificates (a)                     N/A               576,734

   941,942  Northwest Airlines Corp., Ser. 992A, A-, NR
            7.575%, 3/1/19, Pass Thru Certificates (a)                      N/A               702,114
-----------------------------------------------------------------------------------------------------
                                                                                            2,477,227
-----------------------------------------------------------------------------------------------------
            BANKS - 11.1%
 1,000,000  Agfirst Farm Credit Bank, A, NR
            7.300%, 10/31/49, Subordinated Notes (a) (b)       1/05/09 @ 100.00               885,780

 1,250,000  Barclays Bank PLC, A+, Aa3
            6.278%, 12/29/49, Junior Subordinated Notes
            (United Kingdom) (a) (c)                          12/15/34 @ 100.00               701,975

 1,200,000  BNP Paribas, AA-, Aa3
            7.195%, 6/29/49, Junior Subordinated Notes
            (France) (a) (b) (c)                               6/25/37 @ 100.00               719,869

 1,000,000  CoBank ACB, A, NR
            7.875%, 4/16/18, Subordinated Notes (a) (b)                     N/A               958,732

 1,000,000  Credit Agricole SA, A, Aa3
            6.637%, 5/29/49, Junior Subordinated Notes
            (France) (a) (b) (c)                               5/31/17 @ 100.00               500,182

 1,500,000  Farm Credit Bank, NR, A2
            7.561%, 11/29/49, Junior Subordinated Notes (c)    12/15/13 @100.00               828,015

 1,000,000  Fifth Third Bancorp, A, A2
            8.250%, 3/1/38, Subordinated Notes (a)                          N/A               786,668

 1,000,000  KeyBank NA, Ser. BKNT, A-, A2
            7.413%, 5/6/15, Subordinated Notes (a)                          N/A               828,087

 1,000,000  KeyCorp Capital III, BBB, A3
            7.750%, 7/15/29, Bank Guarantee Notes (a)                       N/A               703,706

 1,200,000  Lloyds TSB Group PLC, A, Aa3
            6.267%, 11/29/49, Junior Unsecured Notes
            (United Kingdom) (a) (b) (c)                      11/14/16 @ 100.00               468,936

 1,250,000  Mellon Capital IV, Ser. 1, A, Aa3
            6.244%, 6/20/49, Company Guarantee Notes (a) (c)   6/20/12 @ 100.00               750,920

 1,250,000  Northgroup Preferred Capital Corp., A, A1
            6.378%, 1/29/49, Junior Subordinate
            Notes (a) (b) (c)                                 10/15/17 @ 100.00               577,138

   700,000  PNC Preferred Funding Trust I, A-, A3
            8.700%, 2/19/49, Senior Unsecured
            Notes (a) (b) (c)                                  3/15/13 @ 100.00               562,457

 1,400,000  Royal Bank of Scotland Group PLC, Ser. MTN,
            BBB+, A1 7.640%, 3/31/49, Junior Subordinated
            Stock (United Kingdom) (a) (c)                     9/29/17 @ 100.00               676,397

 1,250,000  State Street Capital Trust IV, A, A1
            3.819%, 6/15/37, Company Guarantee Notes (a) (d)   6/15/12 @ 100.00               702,000

 1,250,000  US AgBank FCB, A, A2
            6.110%, 4/29/49, Notes (a) (b) (c)                 7/10/12 @ 100.00               786,363


PRINCIPAL                                                         OPTIONAL CALL
   AMOUNT   DESCRIPTION                                                PROVISION                VALUE
=====================================================================================================
$1,000,000  Wells Fargo Capital XIII, Ser. GMTN, AA-, Aa2
            7.700%, 12/29/49, Bank Guaranteed Notes (a) (c)    3/26/13 @ 100.00       $       811,231
-----------------------------------------------------------------------------------------------------
                                                                                           12,248,456
-----------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 4.2%
   500,000  Discover Financial Services, BBB-, Baa3
            6.450%, 6/12/17, Senior Unsecured Notes (a)                     N/A               334,985

            Hampton Roads PPV LLC, NR, Aa3 (a) (b)
 1,000,000  6.071%, 12/15/41, Bonds                                         N/A               765,270
 1,000,000  6.171%, 6/15/53, Bonds                                          N/A               742,840

   500,000  Janus Capital Group, Inc., BBB-, Baa3
            6.700%, 6/15/17, Senior Unsecured Notes (a)                     N/A               354,945

 1,000,000  Schwab Capital Trust I, BBB+, A3
            7.500%, 11/15/37, Company Guarantee
            Notes (a) (c)                                     11/15/17 @ 100.00               463,010

 2,000,000  Svensk Exportkredit AB, AA-, Aa3
            6.375%, 10/29/49, Subordinated Notes
            (Sweden) (a) (b)                                   3/27/09 @ 100.00             1,999,592
-----------------------------------------------------------------------------------------------------
                                                                                            4,660,642
-----------------------------------------------------------------------------------------------------
            ELECTRIC - 0.8%
   500,000  Pennsylvania Electric Co., BBB, Baa2
            6.050%, 9/1/17, Senior Unsecured Notes (a)                      N/A               427,773

 1,000,000  Wisconsin Energy Corp., BBB-, Baa1
            6.250%, 5/15/67, Junior Subordinated
            Notes (a) (c)                                      5/15/17 @ 100.00               500,000
-----------------------------------------------------------------------------------------------------
                                                                                              927,773
-----------------------------------------------------------------------------------------------------
            ENTERTAINMENT AND GAMING - 1.3%
 1,000,000  Agua Caliente Band of Cahuilla Indians, NR, NR
            6.350%, 10/1/15, Secured Notes (b)                              N/A               889,240

   500,000  Downstream Development Authority of the
            Quapaw Tribe of Oklahoma, B-, Caa1
            12.000%, 10/15/15, Senior Secured Notes (b)        10/15/11 @ 109.00              291,250

   500,000  Indianapolis Downs LLC & Capital Corp., CCC,
            Caa1 11.000%, 11/1/12, Senior Secured Notes (b)    11/1/10 @ 105.50               237,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,417,990
-----------------------------------------------------------------------------------------------------
            INSURANCE - 5.2%
   525,000  Ajax Re Ltd., CC, NR
            9.069%, 5/8/09, Secured Notes (Cayman Islands)
            (b)(d)(g)                                                       N/A               105,000

 1,000,000  Allstate Corp. (The), A-, A3
            6.500%, 5/15/57, Junior Subordinated
            Debentures (a) (c)                                 5/15/37 @ 100.00               561,458

 1,000,000  AXA SA, BBB+, Baa1
            6.463%, 12/14/49, Junior Subordinated
            Notes (France) (a) (b) (c)                        12/14/18 @ 100.00               445,500

   400,000  Blue Coast Ltd., Ser. A, BB-, NR
            12.339%, 12/8/10, Notes (b)(d)(g)                               N/A               383,032

   700,000  Blue Fin Ltd., BB+, NR
            8.689%, 4/10/12, Notes (a)(b)(d)(g)                4/08/10 @ 101.00               590,240

   500,000  GlobeCat Ltd., Ser. CAQ, NR, B1
            10.053%, 1/2/13, Notes (Cayman Islands)
            (b)(d)(g)                                         12/21/11 @ 100.50               514,035

-----------------------------------------------------------------------------------------------------
See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 13

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF
INVESTMENTS (unaudited) continued

PRINCIPAL                                                         OPTIONAL CALL
   AMOUNT   DESCRIPTION                                                PROVISION                VALUE
=====================================================================================================
            INSURANCE (CONTINUED)
$2,000,000  Merna Reinsurance Ltd., Ser. B, NR, A2
            5.512%, 7/7/10, Secured Notes (Bermuda)
            (a)(b)(d)(g)                                                    N/A       $     1,853,400

 1,000,000  Metlife Capital Trust IV, BBB+, Baa1
            7.875%, 12/15/37, Junior Subordinated
            Notes (a) (b)                                     12/15/32 @ 100.00               583,243

 1,250,000  Progressive Corp. (The), A-, A2
            6.700%, 6/15/37, Junior Subordinated Notes
            (a) (c)                                            6/15/17 @ 100.00               664,051
-----------------------------------------------------------------------------------------------------
                                                                                            5,699,959
-----------------------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS - 0.6%
 1,000,000  HRPT Properties Trust, BBB, Baa2
            6.650%, 1/15/18, Senior Unsecured Notes (a)        7/15/17 @ 100.00               642,698
-----------------------------------------------------------------------------------------------------
            RETAIL - 0.8%
 1,000,000  AutoNation, Inc., BB+, Ba2
            6.753%, 4/15/13, Company Guarantee Notes (d)       1/05/09 @ 103.00               635,000

   500,000  Macys Retail Holdings, Inc., BBB-, Baa3
            5.900%, 12/1/16, Company Guarantee Notes (a)                    N/A               271,250
-----------------------------------------------------------------------------------------------------
                                                                                              906,250
-----------------------------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS - 26.2%
            (Cost $41,637,394)                                                             28,980,995
-----------------------------------------------------------------------------------------------------
            ASSET BACKED SECURITIES - 41.1%
 1,930,857  321 Henderson Receivables I LLC, Ser. 2007-3A,
            Class A, AA, A2 (a) (b)
            6.150%, 10/15/48                                                                1,494,734

   487,117  321 Henderson Receivables I LLC, Ser. 2008-1A,
            Class A, AAA, Aaa (a) (b)
            6.190%, 1/15/44                                                                   391,145

   500,000  321 Henderson Receivables I LLC, Ser. 2008-1A,
            Class B, AA, NR (a) (b)
            8.370%, 1/15/46                                                                   344,870

   500,000  321 Henderson Receivables I LLC, Ser. 2008-1A,
            Class C, A, NR (b)
            9.360%, 1/15/48                                                                   352,660

   500,000  321 Henderson Receivables I LLC, Ser. 2008-1A,
            Class D, BBB, NR (b)
            10.810%, 1/15/50                                                                  352,390

 1,582,266  Airplanes Pass Through Trust, Ser. 1R, Class A8,
            BB-, Baa3 (d)
            1.798%, 3/15/19                                                                 1,344,926

 1,400,000  American Express Credit Account Master Trust,
            Ser. 2007-4, Class C, BBB, Baa2 (a) (b) (d)
            1.683%, 12/17/12                                                                1,141,007

   993,467  Applebee's Enterprises LLC, Ser. 2007-1A, Class
            A22A, AAA, Aa2 (a) (b)
            6.427%, 12/20/37                                                                  718,535

 2,000,000  Black Diamond CLO Ltd., Ser. 2006-1A, Class B,
            AA, Aa2 (Cayman Islands) (a) (b) (d)
            3.898%, 4/29/19                                                                 1,724,580

 2,000,000  Black Diamond CLO Ltd., Ser. 2006-1A, Class C,
            A, A2 (Cayman Islands) (a) (b) (d)
            4.198%, 4/29/19                                                                 1,590,180

    47,590  Blue Falcon, NR, NR (b)
            5.460%, 12/25/16                                                                   47,620

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
$  637,465  BNC Mortgage Loan Trust, Ser. 2007-4, Class
            A3A, AAA, NR (a) (d)
            1.645%, 11/25/37                                                          $       616,766

 2,000,000  Callidus Debt Partners Fund Ltd., Ser. 6A, Class
            A1T, AAA, Aaa (Cayman Islands) (b) (d)
            4.094%, 10/23/21                                                                1,874,980

 1,420,000  Citibank Credit Card Issuance Trust, Ser. 2006-C4,
            Class C4, BBB, Baa2 (a) (d)
            2.176%, 1/9/12                                                                  1,230,183

   356,425  Citigroup Mortgage Loan Trust Inc., Ser. 2007-WFHI,
            Class A1, AAA, Aaa (d)
            1.455%, 1/25/37                                                                   340,216

 3,354,743  Countrywide Home Equity Loan Trust, Ser. 2004-S,
            Class 1A, A, Baa1 (d)
            1.663%, 2/15/30                                                                 1,850,367

 1,960,000  Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2,
            AA, Baa1 (a) (b)
            5.261%, 4/25/37                                                                 1,370,456

 3,000,000  Dunkin Securitization, Ser. 2006-1, Class A2,
            AA, Baa1 (a) (b)
            5.779%, 6/20/31                                                                 2,420,250

1,000,000   Ford Credit Floorplan Master Owner Trust, Ser.
            2006-4, Class B, AA, A1 (a) (d)
            1.973%, 6/15/13                                                                   764,656

 1,000,000  Friedbergmilstein Private Capital Fund, Ser.
            2004-1A, Class B2, AA, Aa2 (Cayman Islands) (b)
            5.409%, 1/15/19                                                                   988,210

 1,250,000  GE Commercial Loan Trust, Ser. 2006-1, Class A2,
            AAA, Aaa (a) (b) (d)
            4.733%, 4/19/17                                                                 1,226,263

 1,000,000  Harley-Davidson Motorcycle Trust, Ser. 2007-3,
            Class B, A, A1
            6.040%, 8/15/14                                                                   803,711

 2,000,000  HFG Healthco-4 LLC, Ser. 2006-1A, Class A, NR,
            Aa2 (b) (d)
            2.758%, 6/5/12                                                                  1,308,300

 2,000,000  IHOP Franchising LLC, Ser. 2007-1A, Class A1,
            BBB-, Baa2 (a) (b)
            5.140%, 3/20/37                                                                 1,040,980

   405,134  MRU Student Loan Trust, Ser. 2008-A, Class A1A,
            AAA, NR (a) (b)
            7.400%, 1/25/41                                                                   406,045

   202,567  MRU Student Loan Trust, Ser. 2008-A, Class B,
            AA, NR (a) (b) (d)
            9.035%, 1/25/41                                                                   195,860

   202,567  MRU Student Loan Trust, Ser. 2008-A, Class C, A,
            NR (a) (b) (d)
            11.035%, 1/25/41                                                                  196,737

 1,485,996  Muzinich CBOIILtd., Ser. A2-A, AA+, Aa1
            7.150%, 10/15/13, (Bermuda) (b)                                                 1,527,753

 1,000,000  Nantucket CLO Ltd., Ser. 2006-1A, Class B, AA,
            Aa2 (Cayman Islands) (a) (b) (d)
            2.573%, 11/24/20                                                                  875,910

   497,387  New Century Home Equity Loan Trust, Ser. 2004-A,
            Class AII9, BBB+, Aa3
            5.470%, 8/25/34 (d)                                                               389,152

   600,000  NuCO2 Funding LLC, Ser. 2008-1A, Class A1, NR, Baa2 (b)
            7.250%, 6/25/38                                                                   565,644

   291,405  Phoenix Funding Ltd., Ser. 2001-1, AA, Aa1
            5.203%, 4/15/13 (d)                                                               283,994


See notes to financial statements.
14 | SemiAnnual Report | November 30, 2008


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
            ASSET BACKED SECURITIES (CONTINUED)
$2,000,000  Sealane Trade Finance, Ser. 2007-1A, Class E,
            NR, NR (Cayman Islands) (a) (b) (d)
            17.158%, 11/25/12                                                         $     1,655,920

 2,000,000  Stanfield Modena CLO Ltd., Ser. 2004-1A, Class C,
            A, A2 (Cayman Islands) (a) (b) (d)
            4.454%, 9/22/16                                                                 1,767,000

   550,000  Start CLO Ltd., Ser. 2006-3A, Class D, BBB,
            Baa1 (Cayman Islands) (b) (d)
            4.565%, 6/7/11                                                                    510,862

   500,000  Start CLO Ltd., Ser. 2007-4A, Class D, BBB+, Baa1
            (Cayman Islands) (a) (b) (d)
            5.026%, 12/26/11                                                                  456,905

 1,000,000  Start CLO Ltd., Ser. 2007-4A, Class E, BB+, Ba1
            (Cayman Islands) (a) (b) (d)
            7.076%, 12/26/11                                                                  853,140

 1,040,759  Structured Asset Securities Corp., Ser. 2007-BNC1,
            Class A2, AAA, NR (d)
            2.495%, 10/25/37                                                                  993,009

 1,000,000  Swift Master Auto Receivables Trust, Ser. 2007-2,
            Class C, BBB, Aa1 (a) (d)
            3.422%, 10/15/12                                                                  761,549

 2,000,000  TCW Global Project Fund, Ser. 2004-1A, Class A1, NR,
            NR (Cayman Islands) (b) (d)
            5.653%, 6/15/16                                                                 1,985,540

 2,000,000  TCW Global Project Fund, Ser. 2004-1A, Class B1, NR,
            NR (Cayman Islands) (b) (d)
            6.703%, 6/15/16                                                                 1,583,580

 1,000,000  TCW Global Project Fund, Ser. 2005-1A, Class B2, A,
            NR (Cayman Islands) (b)
            5.793%, 9/1/17                                                                    966,310

 1,484,931  TCW Select Loan Fund Ltd., Inc., Ser. 1A, Class A1,
            AAA, Aaa (Cayman Islands) (b) (d)
            5.210%, 10/10/13                                                                1,479,956

 2,000,000  Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A,
            Class A1,  AAA, Aaa (Cayman Islands) (b) (d)
            2.493%, 11/21/40                                                                1,917,960

 1,000,000  Yapi Kredi DPR Finance Co., Ser. 2006-1, Class C, BBB+,
            A3 (Cayman Islands) (d)
            2.523%, 11/21/13                                                                  818,890
-----------------------------------------------------------------------------------------------------
            TOTAL ASSET BACKED SECURITIES - 41.1%
            (Cost $51,644,811)                                                             45,529,701
-----------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 22.2%
  900,000   American Tower Trust, Ser. 2007-1A, Class AFX,
            AAA, Aaa (a) (b)
            5.420%, 4/15/37                                                                   687,870

1,000,000   American Tower Trust, Ser. 2007-1A, Class B,
            AA, Aa2 (a) (b)
            5.537%, 4/15/37                                                                   935,420

  500,000   Banc of America Commercial Mortgage, Inc., Ser. 2003-2,
            Class G, A-, NR (b) (d)
            5.495%, 3/11/41                                                                   160,743

1,000,000   Banc of America Commercial Mortgage, Inc., Ser. 2004-5,
            Class B, AA+, Aa2 (a) (d)
            5.058%, 11/10/41                                                                  295,349

  600,000   Banc of America Commercial Mortgage, Inc., Ser. 2005-5,
            Class AJ,  AAA, Aaa (a) (d)
            5.329%, 10/10/45                                                                  246,262

1,500,000   Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10,
            Class AJ, AAA, NR (a) (d)
            5.618%, 12/11/40                                                                  617,830

  500,000   Citigroup Commercial Mortgage Trust, Ser. 2004-C2,
            Class E, A-, A3 (b) (d)
            5.023%, 10/15/41                                                                  127,520

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
$2,000,000  Citigroup/Deutsche Bank Commercial Mortgage Trust,
            Ser. 2005-CD1, Class AJ, AAA, Aaa (a) (d)
            5.399%, 7/15/44                                                           $       818,064

 1,000,000  Commercial Mortgage Pass Through Certificates,
            Ser. 2006-CN2A, Class F, A, NR (a) (b) (d)
            5.756%, 2/5/19                                                                    971,259

 1,796,941  Countrywide Home Loan Mortgage Pass Through Trust,
            Ser. 2005-HYB8, Class 4A1, AAA, Aaa (d)
            5.564%, 12/20/35                                                                  804,864

 1,500,000  Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3,
            Class AM, AAA, Aaa (a) (d)
            6.020%, 6/15/38                                                                   734,788

   165,211  Credit Suisse Mortgage Capital Certificates, Ser. 2006-TF2A,
            Class SHDA, A-, Aa1 (b) (d)
            2.023%, 7/15/19                                                                   110,474

 1,000,000  Crown Castle Towers LLC, Ser. 2006-1A, Class C,
            NR, A2 (b) 5.470%, 11/15/36                                                       748,800

 1,425,000  CS First Boston Mortgage Securities Corp., Ser. 2005-TFLA,
            Class K, AAA, Aaa (a) (b) (d)
            2.723%, 2/15/20                                                                 1,236,238

 1,000,000  Fannie Mae REMICS, Ser. 2007-90, Class B, NR, NR (a)
            6.000%, 9/25/37                                                                   993,567

 1,225,000  Global Signal Trust, Ser. 2004-2A, Class D, NR, Baa2 (b)
            5.093%, 12/15/14                                                                1,108,196

 2,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3,
            Class AJ, AAA, Aaa (a) (d)
            4.859%, 8/10/42                                                                   860,622

 1,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5,
            Class AJ, AAA, Aaa (a) (d)
            5.478%, 4/10/37                                                                   411,515

   600,000  GS Mortgage Securities Corp II, Ser. 2001-GL3A, Class E,
            NR, A1 (b) (d)
            6.852%, 8/5/18                                                                    352,781

 1,309,012  Impac Secured Assets CMN Owner Trust, Ser. 2007-3, Class A1A,
            AAA, Aaa (d)
            1.505%, 9/25/37                                                                 1,174,418

   700,000  JP Morgan Chase Commercial Mortgage Securities Corp.,
            Ser. 2002-C1, Class E, A-, A2 (b)
            6.135%, 7/12/37                                                                   342,762

 1,000,000  JP Morgan Chase Commercial Mortgage Securities Corp.,
            Ser. 2005-LDP3, Class AJ, AAA, Aaa (a) (d)
            5.106%, 8/15/42                                                                   405,618

 2,000,000  Morgan Stanley Capital I, Ser. 2005-HQ6, Class AJ,
            AAA, NR (a) (d)
            5.073%, 8/13/42                                                                   822,611

 1,250,000  Morgan Stanley Capital I, Ser. 2006- IQ12, Class AM,
            AAA, NR (a)
            5.370%, 12/15/43                                                                  561,056

 1,000,000  Morgan Stanley Capital I, Ser. 2006-T23, Class AM,
            AAA, NR (a) (d)
            5.984%, 8/12/41                                                                   485,499

   145,000  SBA CMBS Trust, Ser. 2005-1A, Class D, NR, Baa2 (b)
            6.219%, 11/15/35                                                                  123,570

 1,500,000  SBA CMBS Trust, Ser. 2005-1A, Class E, NR, Baa3 (b)
            6.706%, 11/15/35                                                                1,342,605

See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 15


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$2,000,000  TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4,
            Class AJ, AAA, NR (a) (d)
            6.090%, 8/15/39                                                           $       853,355

 2,000,000  Timberstar Trust, Ser. 2006-1A, Class A, AAA, Aaa (a) (b)
            5.668%, 10/15/36                                                                1,756,560

   750,000  Timberstar Trust, Ser. 2006-1A, Class C, A, A2 (a) (b)
            5.884%, 10/15/36                                                                  628,155

   100,000  Timberstar Trust, Ser. 2006-1A, Class D, BBB, Baa2 (b)
            6.208%, 10/15/36                                                                   83,609

 2,027,316  TW Hotel Funding 2005 LLC, Ser. 2005-LUX, Class A1,
        `   AAA, Aaa (a) (b) (d)
            1.673%, 1/15/21                                                                 1,688,473

 1,054,204  TW Hotel Funding 2005 LLC, Ser. 2005-LUX, Class L, BB+,
            Baa2 (b) (d)
            2.973%, 1/15/21                                                                   785,957

 2,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20,
            Class AJ, AAA, Aaa (a) (d)
            5.315%, 7/15/42                                                                   830,724

 1,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C21,
            Class AJ, AAA, Aaa (a) (d)
            5.383%, 10/15/44                                                                  409,560
-----------------------------------------------------------------------------------------------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - 22.2%
            (Cost $37,716,420)                                                             24,516,694
-----------------------------------------------------------------------------------------------------

  NUMBER
OF SHARES                                                                                       VALUE
=====================================================================================================
           COMMON STOCK - 0.6%
           AIRLINES - 0.6%
  110,000  US Airways Group, Inc. (a) (e) (f)                                                 655,600
-----------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK - 0.6%
           (Cost $1,409,100)                                                                  655,600
-----------------------------------------------------------------------------------------------------
           PREFERRED STOCK - 3.7%
           BANKS - 0.7%
   50,000  Santander Finance Preferred SA Unipersonal, 6.500% (Spain) (a)                     747,000
-----------------------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES - 0.6%
   50,000  Deutsche Bank Contingent Capital Trust II, 6.550% (a)                              659,000

   37,600  Lehman Brothers Holdings, Inc., Ser. J, 7.950%                                          83
-----------------------------------------------------------------------------------------------------
                                                                                              659,083
-----------------------------------------------------------------------------------------------------
           INSURANCE - 0.8%
   20,000  Aegon NV, 6.375% (Netherlands) (a)                                                 171,800

    3,800  ING Groep NV, 7.050% (Netherlands)                                                  41,838

   40,000  Torchmark Capital Trust III, 7.100% (a)                                            700,000
-----------------------------------------------------------------------------------------------------
                                                                                              913,638
-----------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST - 0.9%
   33,850  Public Storage, Ser. K, 7.250% (a)                                                 702,388

   18,500  Public Storage, Ser. M, 6.625% (a)                                                 333,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,035,388
-----------------------------------------------------------------------------------------------------
  NUMBER
OF SHARES  DESCRIPTION                                                                          VALUE
=====================================================================================================
           TELECOMMUNICATION SERVICES - 0.7%
    1,000  Centaur Funding Corp., 9.080% (Cayman Islands) (b)                         $       742,812
-----------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK - 3.7%
           (Cost $7,030,091)                                                                4,097,921
-----------------------------------------------------------------------------------------------------
           EXCHANGE-TRADED FUNDS - 20.3%
   66,500  DIAMONDS Trust Series I (a) (e)                                                  5,874,610

   85,000  Powershares QQQ (a) (e)                                                          2,476,050

   63,500  SPDR Trust Series 1 (a) (e)                                                      5,720,715

   56,000  Ultra Dow30 ProShares (a) (e)                                                    1,848,000

   52,200  Ultra QQQ ProShares (a) (e)                                                      1,385,910

  192,600  Ultra S&P500 ProShares (a) (e)                                                   5,111,604
-----------------------------------------------------------------------------------------------------
           TOTAL EXCHANGE-TRADED FUNDS - 20.3%
           (Cost $26,357,267)                                                              22,416,889
-----------------------------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT                                                                                       VALUE
=====================================================================================================
           U.S. GOVERNMENT AND AGENCY SECURITIES - 8.6%
$ 500,000  Federal Home Loan Bank System, AAA, Aaa
           7.000%, 7/7/20, Bonds (a) (d)                                                      465,625

  310,000  Freddie Mac, Ser. MTN, AAA, Aaa
           5.250%, 5/29/18, Notes (a)                                                         312,168

3,000,000  Freddie Mac, AAA, Aaa
           6.000%, 6/15/17 to 3/2/22, Notes (a)                                             3,037,192

4,845,000  United States Treasury Bond, NR, NR
           4.500%, 5/15/38 (a)                                                              5,731,863
-----------------------------------------------------------------------------------------------------
           TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - 8.6%
           (Cost $8,872,857)                                                                9,546,848
-----------------------------------------------------------------------------------------------------
           TERM LOANS - 22.0%
           AEROSPACE AND DEFENSE - 1.5%
1,472,129  Colt Defense
           6.100%, 7/9/14, NR, B1 (d)                                                       1,170,343

  493,750  Total Safety Series C
           6.512%, 12/8/12, B, B2 (d)                                                         456,719
-----------------------------------------------------------------------------------------------------
                                                                                            1,627,062
-----------------------------------------------------------------------------------------------------
           AUTOMOBILE - 1.3%
  957,114  Adesa, Inc.
           6.020%, 9/22/13, NR, Ba3 (d)                                                       588,625

1,362,764  Harbor Freight Tools
           9.750%, 7/12/13, B+, B1 (d)                                                        817,658
-----------------------------------------------------------------------------------------------------
                                                                                            1,406,283
-----------------------------------------------------------------------------------------------------
           CONSUMER PRODUCTS - 0.6%
  987,474  Navisite, Inc.
           11.153%, 9/19/14, B-, B3 (d)                                                       691,232
-----------------------------------------------------------------------------------------------------
           DIVERSIFIED/CONGLOMERATE SERVICE - 2.6%
  889,444  Billing Services Group
           8.063%, 12/28/14, NR, B1 (d)                                                       800,500

  990,000  Compucom Systems
           6.680%, 8/13/14, BB, Ba2 (d)                                                       707,850

See notes to financial statements.

16 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
            DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
$1,485,000  First Data Corp.
            4.345%, 9/24/14, BB-, Ba3 (d)                                             $     1,016,995

   493,750  Terramark Worldwide, Inc.
            7.512%, 7/30/14, B, NR (d)                                                        370,313
-----------------------------------------------------------------------------------------------------
                                                                                            2,895,658
-----------------------------------------------------------------------------------------------------
            ELECTRONICS - 2.9%

   990,676  Caritor, Inc.
            6.020%, 6/4/13, B+, B2 (d)                                                        480,478

   467,744  Clientlogic Corp.
            6.663%, 1/30/14, B+, B3 (d)                                                       304,034

 1,240,530  Freescale Semiconductor, Inc.
            4.600%, 11/29/13, BB, Ba1 (d)                                                     717,293

 1,485,000  GXS Corp.
            8.053%, 10/18/14, B+, Ba3 (d)                                                   1,262,251

   890,395  Network Solutions LLC
            5.108%, 9/26/14, B, B1 (d)                                                        467,457
-----------------------------------------------------------------------------------------------------
                                                                                            3,231,513
-----------------------------------------------------------------------------------------------------
            FOOD & BEVERAGES - 0.9%
    90,245  OSI Restaurant Partners, Revolver
            2.639%, 8/29/14, BB-, B1 (d)                                                       43,543

 1,108,458  OSI Restaurant Partners
            3.750%, 6/14/14, BB-, B1 (d)                                                      534,831

   500,000  Panda Restaurant
            6.600%, 8/23/17, NR, NR (d)                                                       362,890
-----------------------------------------------------------------------------------------------------
                                                                                              941,264
-----------------------------------------------------------------------------------------------------
            GAMING - 0.6%
   408,219  Cannery Casino Resorts LLC
            3.7025%, 9/18/14, BB-, B2 (d)                                                     382,195

   336,615  Cannery Casino Resorts LLC, Revolver
            4.428%, 9/18/14, BB-, B2 (d)                                                      315,154
-----------------------------------------------------------------------------------------------------
                                                                                              697,349
-----------------------------------------------------------------------------------------------------
            HEALTHCARE, EDUCATION & CHILDCARE - 3.8%
   864,036  Aurora Diagnostics LLC
            6.945%, 12/10/12, B-, B3 (d)                                                      799,234

   442,025  Compsych
            6.376%, 7/31/14, B, B2 (d)                                                        358,041

   858,459  Embanet
            7.745%, 6/28/12, B, B2 (d)                                                        600,921

 1,488,750  PRA International
            6.340%, 11/16/14, BB-, B1 (d)                                                   1,138,893

   935,588  Renal Advantage, Inc.
            5.319%, 9/11/14, BB-, B1 (d)                                                      654,911

   934,184  TUI University LLC
            6.110%, 7/2/14, B-, B2 (d)                                                        677,283
-----------------------------------------------------------------------------------------------------
                                                                                            4,229,283
-----------------------------------------------------------------------------------------------------
            HOME & OFFICE FURNISHINGS - 0.4%
   698,011  Centaur LLC
            9.762%, 11/9/14, BB-, B2 (d)                                                      436,257
-----------------------------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT   DESCRIPTION                                                                         VALUE
=====================================================================================================
            INSURANCE - 0.3%
$ 476,883   QTC Management
            4.430%, 11/10/12, B+, B2 (d)                                              $       360,047
-----------------------------------------------------------------------------------------------------
            LEISURE - 1.0%
1,485,000   Bushnell Performance Optics
            7.512%, 8/24/13, BB-, Ba3 (d)                                                   1,076,625
-----------------------------------------------------------------------------------------------------
            OIL & GAS - 0.8%
1,296,716   Calumet Lubricants Co.
            6.366%, 12/28/14, NR, B1 (d)                                                      778,029

  172,414   Calumet Lubricants Co., Credit Link Deposit Facility
            6.366%, 12/28/14, NR, B1 (d)                                                      103,448
-----------------------------------------------------------------------------------------------------
                                                                                              881,477
-----------------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING - 0.7%
  987,500   Advanstar Communications
            6.012%, 9/20/14, B+, B1 (d)                                                       524,200

  742,444   Idearc, Inc.
            5.670%, 11/17/14, BBB-, Ba2 (d)                                                   250,407
-----------------------------------------------------------------------------------------------------
                                                                                              774,607
-----------------------------------------------------------------------------------------------------
            RETAIL STORES - 3.7%
1,484,925   David's Bridal, Inc.
            5.762%, 1/31/14, B, B2 (d)                                                        976,338

1,237,499   Deb Shops, Inc.
            5.900%, 4/23/14, B-, B3 (d)                                                       649,686

1,000,000   Guitar Center
            4.940%, 10/9/13, B-, B2 (d)                                                       513,335

  892,500   HH Gregg Appliances, Inc.
            3.458%, 9/12/14, B+, B2 (d)                                                       624,750

  987,500   Mattress Firm
            3.690%, 10/23/14, B, Ba3 (d)                                                      471,531

1,000,000   QVC, Inc.
            3.626%, 3/3/11, NR, NR (d)                                                        872,500
-----------------------------------------------------------------------------------------------------
                                                                                            4,108,140
-----------------------------------------------------------------------------------------------------
            TRANSPORTATION - 0.9%
  992,500   Carey International, Inc.
            7.688%, 10/29/14, B, B1 (d)                                                       992,500
-----------------------------------------------------------------------------------------------------
            TOTAL TERM LOANS - 22.0%
            (Cost $34,274,216)                                                             24,349,297
-----------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS - 144.7%
            (Cost $208,942,156)                                                           160,093,945
            Liabilities in excess of Other Assets - (4.0%)                                 (4,386,709)
            Total Options Written - (3.7%)                                                 (4,069,728)
            Borrowings - (17.2%)                                                          (19,100,000)
            Reverse Repurchase Agreements - (19.8%)                                       (21,913,494)
-----------------------------------------------------------------------------------------------------
            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                     $   110,624,014
-----------------------------------------------------------------------------------------------------


See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 17

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

AB - Stock Company

ACB - America's Cooperative Bank

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage-Backed Security

FCB - Farmers Credit Bureau

LLC - Limited Liability Company

Ltd. - Limited

N/A - Not Available

NA - National Association

NV - Publicly Traded Company

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SA - Corporation

(a) All or a portion of this security has been physically segregated in connection with swap agreements, options, reverse repurchase agreements, and unfunded loan commitments. As of November 30, 2008, the total amount segregated in connection with reverse repurchase agreements was $63,640,098.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, these securities amounted to 57.9% of net assets applicable to common shares.

(c) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(d)  Floating or Variable Rate Coupon.

(e) All or a portion of this security position represents cover for outstanding options written.

(f)  Non-income producing security.

(g) Risk-Linked Security - A risk-linked security is a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger event." Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

Securities are classified by sectors that represent broad groupings of related industries.

CONTRACTS
(100 SHARES                                           EXPIRATION    EXERCISE
PER CONTRACT)  CALL OPTIONS WRITTEN (F)                     DATE       PRICE           VALUE
============================================================================================
          16   CBOE Volatility Index               December 2008    $  60.00   $       3,880

         665   DIAMONDS Trust Series I             December 2008       78.00         746,463

         850   Powershares QQQ                     December 2008       27.00         243,525

       1,240   SPDR Trust Series 1                 December 2009      124.00         127,523

         635   SPDR Trust Series 1                 December 2008       78.00         833,437

         560   Ultra Dow30 ProShares               December 2008       26.00         431,200

         522   Ultra QQQ ProShares                 December 2008       22.00         292,320

       1,926   Ultra S&P500 ProShares              December 2008       20.00       1,357,830

         550   US Airways Group, Inc.               January 2009       10.00          22,000

         110   US Airways Group, Inc.               January 2009       12.50           1,650

         220   US Airways Group, Inc.              December 2008       10.00           2,200

         220   US Airways Group, Inc.              December 2008        7.50           7,700
--------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS WRITTEN
               (Premiums received $1,771,645)                                  $   4,069,728
--------------------------------------------------------------------------------------------

(f) Non-income producing security

See notes to financial statements.

18 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2008 (UNAUDITED)
ASSETS

   Investments in securities, at value (cost $208,942,156)                                         $160,093,945

   Interest receivable                                                                                1,530,789

   Unrealized appreciation on swaps                                                                   2,399,058

   Dividends receivable                                                                                  56,866

   Variation margin receivable                                                                              964

   Other assets                                                                                         357,147
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                  164,438,769
---------------------------------------------------------------------------------------------------------------
LIABILITIES

   Reverse repurchase agreements                                                                     21,913,494

   Borrowings                                                                                        19,100,000

   Options written at value (premiums received of $1,771,645)                                         4,069,728

   Due to custodian                                                                                   5,887,672

   Unrealized depreciation on swaps                                                                   2,476,931

   Advisory fee payable                                                                                 121,831

   Interest due on borrowings                                                                            27,423

   Unrealized depreciation on unfunded commitments                                                       78,790

   Administration fee payable                                                                             3,350

   Variation margin payable                                                                              28,127

   Accrued expenses and other liabilities                                                               107,409
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              53,814,755
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $110,624,014
===============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
9,105,240 shares issued and outstanding                                                            $     91,052

Additional paid-in capital                                                                          170,195,934

Accumulated net realized gain on investments, options, futures and swaps                             (4,602,966
Accumulated net unrealized depreciation on investments, options, futures and swaps                  (51,331,522)

Accumulated distributions in excess of net investment income                                         (3,728,484
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $110,624,014
===============================================================================================================
NET ASSET VALUE (based on 9,105,240 common shares outstanding)                                     $      12.15
===============================================================================================================

See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 19

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Statement of OPERATIONS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME
   Dividends                                                                    $    363,479

   Interest                                                                        6,341,730
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $  6,705,209
---------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment Advisory fee                                                           990,109

   Fund accounting fee                                                                70,490

   Professional fees                                                                  64,899

   Line of credit fee                                                                 40,953

   Trustees' fees and expenses                                                        32,988

   Printing expense                                                                   30,614

   Administration fee                                                                 26,717

   Custodian fee                                                                      20,170

   NYSE listing fee                                                                   14,142

   Transfer agent fee                                                                  9,471

   Insurance                                                                           8,141

   Miscellaneous                                                                       5,776

   Interest expense                                                                  924,860
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                  2,239,330
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                           4,465,879
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:

      Investments                                                                                   (10,096,821)

      Foreign currency transactions                                                                         694

      Futures                                                                                            (7,306)

      Options                                                                                         5,210,767

      Swaps                                                                                             327,505

   Net change in unrealized appreciation (depreciation) on:

      Investments                                                                                   (38,026,675)

      Futures                                                                                           (16,854)

      Options                                                                                        (2,872,502)

      Swaps                                                                                             543,501
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS, FUTURES AND SWAP TRANSACTIONS          (44,937,691)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(40,471,812)
===============================================================================================================

See notes to financial statements.
20 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Statement of CHANGES IN NET|

                                                                                     FOR THE     FOR THE PERIOD
                                                                            SIX MONTHS ENDED     JULY 27, 2007*
                                                                           NOVEMBER 30, 2008            THROUGH
                                                                                 (UNAUDITED)       MAY 31, 2008
===============================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                                                        $  4,465,879     $    7,221,482
   Net realized gain (loss) on investments, options, futures and swaps            (4,565,161)         1,883,305
   Net change in unrealized depreciation on investments, options,
     futures, swaps and unfunded commitments                                     (40,372,530)       (10,958,992)
---------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations                       (40,471,812)        (1,854,205)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                          (8,413,242)        (8,923,713)
   Return of Capital                                                                       -         (3,259,098)
---------------------------------------------------------------------------------------------------------------
                                                                                  (8,413,242)       (12,182,811)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

   Net proceeds from the issuance of common shares                                         -        173,810,000
   Common share offering costs charged to paid-in capital                                  -           (364,000)
---------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                         -        173,446,000
---------------------------------------------------------------------------------------------------------------
      Total increase(decrease) in net assets                                     (48,885,054)       159,408,984

NET ASSETS
   Beginning of period                                                           159,509,068            100,084
---------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income of ($3,728,484) and $218,879, respectively)                           $110,624,014     $  159,509,068
===============================================================================================================
* Commencement of investment operations.

See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 21

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Statement of CASH FLOWS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations                                          $  (40,471,812)
---------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
NET CASH USED IN OPERATING AND INVESTING ACTIVITIES:
   Net unrealized depreciation on investments                                                        38,026,675
   Net unrealized depreciation on options                                                             2,872,502
   Net unrealized depreciation on futures                                                                16,854
   Net unrealized appreciation on swaps                                                                (543,501)
   Net accretion of bond discount and amortization of bond premium                                     (628,348)
   Net realized loss on investments                                                                   4,886,054
   Purchase of long-term investments (including options exercised)                                 (145,501,357)
   Proceeds from sale of long-term investments                                                      140,277,142
   Net sales of short-term investments                                                               30,294,847
   Increase in dividends receivable                                                                     (30,920)
   Decrease in interest receivable                                                                      112,086
   Decrease in other assets                                                                             190,265
      Decrease in investments sold receivable                                                         2,615,900
      Increase in variation margin receivable                                                              (964)
      Decrease in payable for securities purchased                                                   (1,974,063)
      Increase in variation margin payable                                                               28,127
   Increase in Due to Custodian                                                                       5,864,136
   Decrease in interest due on borrowings                                                              (270,654)
   Premiums received on call options written                                                          7,786,294
   Decrease in advisory fee payable                                                                     (76,381)
   Decrease in administration fee payable                                                                (1,885)
   Decrease in accrued expenses and other liabilities                                                   (55,010)
---------------------------------------------------------------------------------------------------------------
      Net Cash Used in Operating and Investing Activities                                            43,415,987
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Dividends paid to common shareholders                                                             (8,413,242)
   Decrease in borrowings and reverse repurchase agreements                                         (35,002,745)
---------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                                                     (43,415,987)
---------------------------------------------------------------------------------------------------------------
   Net increase in cash                                                                                       -
CASH AT BEGINNING OF PERIOD                                                                                   -
---------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                            $            -
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST       $    2,036,955
===============================================================================================================

See notes to financial statements.

22 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Financial HIGHLIGHTS|

                                                                                     FOR THE     FOR THE PERIOD
                                                                            SIX MONTHS ENDED     JULY 27, 2007*
PER SHARE OPERATING PERFORMANCE                                            NOVEMBER 30, 2008            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                             (UNAUDITED)       MAY 31, 2008
===============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $      17.52      $    19.10(b)
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                            0.49               0.79
   Net realized and unrealized gain (loss) on investments, options,
      futures, swaps and unfunded commitments                                         (4.94)             (0.99)
---------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                (4.45)             (0.20)
---------------------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                  -             (0.04)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                              (0.92)             (0.98)
   Return of capital                                                                       -             (0.36)
---------------------------------------------------------------------------------------------------------------
   Total distributions                                                                (0.92)             (1.34)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $      12.15      $       17.52
===============================================================================================================
MARKET VALUE, END OF PERIOD                                                     $      10.15      $       16.78
===============================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                                   -26.24%             -1.40%
   Market value                                                                      -35.12%             -9.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders, end of period (thousands)        $    110,624      $     159,509
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                                        1.85%(d)(g)        1.72%(d)(g)
   Total expenses, including interest expense                                        3.16%(d)(g)        3.36%(d)(g)
   Net investment income, including interest expense                                 6.30%(d)           5.08%(d)
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                                        1.33%(d)(g)        1.24%(d)(g)
   Total expenses, including interest expense                                        2.26%(d)(g)        2.43%(d)(g)
   Net investment income, including interest expense                                 4.51%(d)           3.67%(d)
Portfolio turnover                                                                        35%              210%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)                                  $     41,013       $    76,016
   Asset coverage per $1,000 of indebtedness (f)                                $      3,697       $     3,098
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share.
     Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g) The ratios of total expenses to average net assets applicable to common shares and to average managed assets do not reflect fees and expense incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be 0.05% and 0.03% for the six-months ended November 30, 2008 and 0.04% and 0.03% for the period ended May 31, 2008.

See notes to financial statements.
                                      SemiAnnual Report | November 30, 2008 | 23

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2008 (UNAUDITED)

Note 1 - ORGANIZATION:
Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund's primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities, including term loans, are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price.The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. SFAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details as of November 30, 2008 were as follows:

      DESCRIPTION                             OPTIONS AND
(VALUES IN $000S)       SECURITIES      OTHER DERIVATIVES                  TOTAL
================================================================================
          ASSETS:
          Level 1         $ 27,170                 $    -               $ 27,170
          Level 2          132,924                  2,399                135,323
          Level 3                -                      -                      -
--------------------------------------------------------------------------------
            Total         $160,094                 $2,399               $162,493
--------------------------------------------------------------------------------
     LIABILITIES:
          Level 1                -                 $4,070               $  4,070
          Level 2                -                  2,494                  2,494
          Level 3                -                      -                      -
--------------------------------------------------------------------------------
            Total                -                 $6,564               $  6,564
--------------------------------------------------------------------------------
(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in Note 5, to the buyer in the event of an adverse credit event of the issuer.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments

24 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued

received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(d) COVERED CALL OPTIONS
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund's common shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(e) FUTURES
A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

At November 30, 2008, the following futures contracts were outstanding:

                                                                           VALUE AT
SHORT                 NUMBER OF       EXPIRATION       ORIGINAL        NOVEMBER 30,     UNREALIZED
CONTRACTS             CONTRACTS            MONTH          VALUE                2008   DEPRECIATION
==================================================================================================
US Treasury Note
(CBOT)                       23         March-09     $4,958,592        $  4,986,688   $   (28,096)
--------------------------------------------------------------------------------------------------

                                                                           VALUE AT     UNREALIZED
LONG                  NUMBER OF       EXPIRATION       ORIGINAL        NOVEMBER 30,  APPRECIATION/
CONTRACTS             CONTRACTS            MONTH          VALUE                2008   DEPRECIATION
==================================================================================================
Euro-Schatz                  38      December-08     $5,112,174        $  5,137,168   $     24,994
CBOE Volatility Index        16      December-08         98,880              85,128        (13,752)
--------------------------------------------------------------------------------------------------
                                                                                      $     11,242
--------------------------------------------------------------------------------------------------
                                                                                      $   (16,854)
--------------------------------------------------------------------------------------------------

(f) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. It is likely that a portion of the current fiscal year distributions will be a return of capital, but this will not be known until after the Fund's fiscal year end, which is May 31, 2009.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREE AND
         OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Guggenheim Partners Asset Management, Inc. (the "Sub-Adviser"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                              RATE
================================================================================
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

For the six months ended November 30, 2008 the Fund recognized expenses of approximately $26,717 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

                                      SemiAnnual Report | November 30, 2008 | 25

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options, and net assets as of November 30, 2008 is as follows:

                                                                         NET TAX
     COST OF                                                          UNREALIZED
 INVESTMENTS              GROSS TAX            GROSS TAX            APPRECIATION
     FOR TAX             UNREALIZED           UNREALIZED                      ON
    PURPOSES           APPRECIATION         DEPRECIATION             INVESTMENTS
================================================================================
$208,979,961             $1,923,164         $(50,887,969)          $(48,964,805)
--------------------------------------------------------------------------------
The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on swaps.

For federal income tax purposes, as of May 31, 2008, the Fund had no capital loss carryforward.

For the year ended May 31, 2008, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS FROM                                                          2008
================================================================================
Ordinary Income                                                      $ 8,921,896
Capital Gain                                                               1,817
Return of Capital                                                      3,259,098
--------------------------------------------------------------------------------
                                                                     $12,182,811
================================================================================
On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of November 30, 2008. The 2007 tax year is still subject to examination by major jurisdictions.

Note 5 - INVESTMENTS IN SECURITIES:
During the period ended November 30, 2008, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $153,468,865 and $67,137,618, respectively.

The Fund entered into swap agreements during the period ended November 30, 2008 to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2008 are as follows:

CREDIT DEFAULT SWAPS

                                                                                  PAY/
                                                                     NOTIONAL  RECEIVE        UNREALIZED
                REFERENCE            BUY/SELL        TERMINATION       AMOUNT    FIXED     APPRECIATION/
COUNTERPARTY    ENTITY               PROTECTION             DATE      (000'S)     RATE      DEPRECIATION
========================================================================================================
Goldman Sachs*  Basket of 110
                distinct corporate
                entities             Sell               09/20/14     $  3,000    0.45%     $ (2,289,670)
--------------------------------------------------------------------------------------------------------
                                                                                           $ (2,289,670)
--------------------------------------------------------------------------------------------------------
INTEREST RATE SWAPS
                                                                                  PAY/
                                                                     NOTIONAL  RECEIVE        UNREALIZED
                                                     TERMINATION       AMOUNT    FIXED     APPRECIATION/
COUNTERPARTY                      FLOATING RATE             DATE      (000'S)     RATE     DEPRECIATION
========================================================================================================
Goldman Sachs*                    3 Month LIBOR         01/04/38     $ 10,000   5.860%     $     617,065
Goldman Sachs*                    3 Month LIBOR         01/04/38     $ 10,000   5.675%           879,442
Goldman Sachs*                    3 Month LIBOR         07/07/38     $  5,000   5.753%           465,700
Goldman Sachs*                    3 Month LIBOR         07/07/38     $  5,000   5.940%           325,250
HSBC*                             3 Month LIBOR         01/09/23     $  5,000   7.700%          (187,261)
--------------------------------------------------------------------------------------------------------
                                                                                              $2,100,196
========================================================================================================
TOTAL RETURN SWAPS
                                                                        PAY/
                                                        NOTIONAL      RECEIVE                 UNREALIZED
                                      TERMINATION         AMOUNT        FIXED              APPRECIATION/
COUNTERPARTY         FLOATING RATE           DATE        (000'S)         RATE               DEPRECIATION
========================================================================================================
Suntrust**   1 Month LIBOR + 0.25%       09/16/09      $   1,000      S&P 500              $     111,601
--------------------------------------------------------------------------------------------------------
                                                                                           $     111,601
========================================================================================================
TOTAL UNREALIZED APPRECIATION/(DEPRECIATION) FOR SWAP AGREEMENTS:                          $    (77,873)
--------------------------------------------------------------------------------------------------------
*For the swaps noted, the Fund pays the floating rate and receives the fixed rate.

**For each swap noted, the Fund pays a floating rate and receives the total return of the Standard & Poor's 500 Index.

OPTION CONTRACTS:
Transactions in option contracts during the period ended November 30, 2008 were as follows:

                                          NUMBER OF CONTRACTS  PREMIUMS RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of period                4,945   $        888,256
Options written during the period                      29,050          7,786,294
Options expired during the period                     (13,477)       (3,703,820)
Options closed during the period                      (12,835)       (3,149,338)
Options assigned during the period                       (169)          (49,747)
--------------------------------------------------------------------------------
Options outstanding, end of period                      7,514   $      1,771,645
--------------------------------------------------------------------------------
Note 6 - LEVERAGE:
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the Investment Company Act of 1940. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a

26 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. The average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $65,359,158. The weighted average interest rate was 3.29%. As of November 30, 2008, the total amount of segregated in connection with reverse repurchase agreements was $63,640,098. At the period end, there was $21,913,494 in reverse repurchase agreements outstanding.

BORROWINGS On September 18, 2008, the Fund entered into a $30,000,000 credit facility agreement. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At November 30, 2008 there was $19,100,000 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2008 was $13,430,000 with a related average interest rate of 2.98%. The maximum amount outstanding during the period ended November 30, 2008, was $19,100,000.

Note 7 - LOAN COMMITMENTS
Pursuant to the terms of certain of the Term Loan agreements, the Fund had the following unfunded loan commitments as of November 30, 2008. The Fund intends to reserve against such contingent obligations by designating liquid assets. The unrealized depreciation on these commitments as of November 30, 2008 is reported as "Unrealized deprecation on unfunded commitments" on the Statement of Assets and Liabilities.

At November 30, 2008 the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

                                                                      UNREALIZED
                                   PRINCIPAL                       APPRECIATION/
BORROWER                              AMOUNT                      (DEPRECIATION)
================================================================================
Centaur, LLC                         215,851                            (78,790)
--------------------------------------------------------------------------------
                                  $  215,851                         $  (78,790)
================================================================================
Note 8 - CAPITAL:
COMMON SHARES
In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,105,240 issued and outstanding. Of this amount, the Fund issued 9,100,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters' expense reimbursement.

Offering costs of $364,000 or $0.04 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Advisor have agreed to pay offering costs (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 9 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 - ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

                                      SemiAnnual Report | November 30, 2008 | 27

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Supplemental INFORMATION | (unaudited)


TRUSTEES
The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**       PRINCIPAL OCCUPATIONS DURING      NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF          THE PAST FIVE YEARS AND           IN THE FUND COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED            OTHER AFFILIATIONS                OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes              Since 2007             Investor (2001-present). Formerly,         43              None.
Year of birth: 1951                                   Senior Vice President & Treasurer
Trustee                                               (1993-1997), President, Pizza Hut
                                                      International (1991-1993) and
                                                      Senior Vice President, Strategic
                                                      Planning and New Business Development
                                                      (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2007             Partner of Nyberg & Cassioppi, LLC,        46              None.
Year of birth: 1953                                   a law firm specializing in corporate
Trustee                                               law, estate planning and business
                                                      transactions (2000-present). Formerly,
                                                      Executive Vice President, General
                                                      Counsel and Corporate Secretary of
                                                      Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2007             Retired. Formerly, Vice President,
Year of birth: 1958                                   Manager and Portfolio Manager of
Trustee                                               Nuveen Asset Management (1998-1999),       43              None.
                                                      Vice President of Nuveen Investment
                                                      Advisory Corp. (1992-1999), Vice
                                                      President and Manager of Nuveen Unit
                                                      Investment Trusts (1991-1999), and
                                                      Assistant Vice President and Portfolio
                                                      Manager of Nuveen Unit Investment
                                                      Trusts (1988-1999), each of John
                                                      Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
====================================================================================================================================
Nicholas Dalmaso+              Since 2007             Attorney. Formerly, Senior Managing        45              None.
Year of birth: 1965                                   Director and Chief Administrative
Trustee                                               Officer (2007-2008) and  General
                                                      Counsel (2001-2007) of Claymore
                                                      Advisors, LLC and Claymore
                                                      Securities, Inc. Formerly, Assistant
                                                      General Counsel, John Nuveen and
                                                      Company Inc. (1999-2000). Former Vice
                                                      President and Associate General
                                                      Counsel of Van Kampen Investments, Inc.
                                                      (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees unless otherwise noted: 2455 Corporate West Drive,
     Lisle, IL 60532
** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
      -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
     The Claymore Fund Complex is overseen by multiple Boards of Trustees.
+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of and his equity ownership in the Fund's Adviser and certain of its affiliates.

28 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**       PRINCIPAL OCCUPATIONS DURING
OF BIRTH AND POSITION(S)       AND LENGTH OF          THE PAST FIVE YEARS AND
HELD WITH REGISTRANT           TIME SERVED            OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell              Since 2008             Senior Managing Director and Chief Investment Officer of Claymore Advisors,
Year of birth: 1955                                   LLC and Claymore Securities Inc. (2008-Present); Chief Executive Officer  of
Chief Executive Officer                               certain funds in the Fund Complex. Formerly, Managing Director of Research,
                                                      Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                 Since 2008             Senior Managing Director and General Counsel of Claymore Advisors, LLC and
Year of birth: 1959                                   Claymore Group, Inc. (2007-present); Chief Legal Officer of certain funds in
Chief Legal Officer                                   the Fund Complex. Formerly, Associate General Counsel and Assistant
                                                      Corporate Secretary of NYSE Euronext, Inc. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                 Since 2007             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                   Securities, Inc. (2005-present); Chief Financial Officer, Chief
Chief Financial Officer,                              Accounting Officer and Treasurer of certain funds in the Fund Complex.
Accounting Officer and                                Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006),
Treasurer                                             Managing Director of Chief Claymore Advisors, LLC and Claymore
                                                      Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global
                                                      Funds and Operations Manager of Henderson Global Investors (NA) Inc.
                                                      (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002);
                                                      Vice President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Mark Mathiasen                 Since 2008             Assistant Vice President, Attorney of Claymore Advisors, LLC(2007-present).
Year of birth: 1978                                   Secretary of certain funds in the Funds Complex. Previously, Law Clerk for
Secretary                                             the Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                    Since 2007             Vice President, Fund Compliance Officer of Claymore Group, Inc. (2006-
Year of birth: 1957                                   present); Chief Compliance Officer of certain funds in the Fund Complex.
Chief Compliance Officer                              Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment
                                                      Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC
                                                      (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Roy Corr                       Since 2008             Senior Managing Director, Chief Operating Officer of Guggenheim Partners Asset
Year of birth: 1964                                   Management, Inc. (2002-present)
Vice President
------------------------------------------------------------------------------------------------------------------------------------
*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**   Officers  serve at the  pleasure of the Board of Trustees  and until his or her  successor  is  appointed  and  qualified  or until his or her  earlier resignation or removal.

                                      SemiAnnual Report | November 30, 2008 | 29

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Dividend Reinvestment PLAN|

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

30 | SemiAnnual Report | November 30, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Fund INFORMATION|


BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of and his equity ownership in the Adviser and certain of its affiliates.


OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Mark E. Mathiasen
Secretary

Bruce Saxon
Chief Compliance Officer

Roy Corr
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Guggenheim Partners Asset
Management, Inc.
Santa Monica, California

ACCOUNTING AGENT, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286;
(866)488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has delegated the voting of proxies relating to its voting securities to the Fund's Sub-Adviser. A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In November 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                      SemiAnnual Report | November 30, 2008 | 31

GOF | Claymore/Guggenheim Strategic Opportunities Fund
About the FUND MANAGER|


GUGGENHEIM PARTNERS ASSET MANAGEMENT, INC.
Guggenheim Partners Asset Management, Inc. ("Guggenheim") is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

INVESTMENT PHILOSOPHY
Guggenheim's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

INVESTMENT PROCESS
Guggenheim's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/09)

Logo:     GOF
         LISTED
         NYSE(R)

GOF-SAR-1108

ITEM 2.  CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 22, 2008, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on September 19, 2008, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and
(iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

By:      /s/ Steven M. Hill
         ---------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    February 5, 2009